Exhibit 10.2

AMENDMENT NO. 2

TO

MARINA VILLAGE NET OFFICE–TECH LEASE

THIS AMENDMENT NO. 2 is made and entered into as of September 1, 2005 (the “Effective Date”), by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership (“Landlord”), and XENOGEN CORPORATION, a Delware corporation (“Tenant”).

RECITALS

A.	Landlord and Tenant entered into that certain Marina Village Net Office-Tech Lease, dated as of March 1, 2005 as amended by that certain Amendment No. 1 to Marina Village Net Office-Tech Lease (as amended, the “Lease”) for the lease of certain premises located at 850 Marina Village Parkway, Alameda, California. The capitalized terms used in this Amendment shall have the meanings set forth in the Lease unless otherwise specified herein.

B.	Landlord’s Work under the Lease has been completed as of the date hereof, subject to completion of punch list items.

C.	Tenant has been delayed in its efforts to relocate its operations which are currently being conducted at the premises leased under the 860 Atlantic Lease (as defined in the Lease).

D.	Landlord and Tenant desire to amend the Lease on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, Landlord and Tenant hereby agree as follows:

1.	Amendment of 860 Atlantic Lease. Concurrently herewith, the parties shall enter into Amendment No. 5 to the 860 Atlantic Lease in order to extend the term thereof through April 30, 2006 and to delete Paragraph 5 of Amendment No. 4 to the 860 Atlantic Lease (Early Termination).

2.	Amendment of Paragraph 3(e) of the Lease. Paragraph 3(e) of the Lease shall be deleted and replaced with the following:

“(g) Notwithstanding anything to the contrary herein, during the term of this Lease, there shall be credited against the amounts otherwise payable under this Lease for Base Rent and Tenant’s Percentage Share of Operating Expenses and Property Taxes in any calendar month the amounts timely paid by Tenant for such items under that certain Marina Village Net Office-Tech Lease dated January 15, 1998, as amended, by and between Landlord and Tenant for premises located at 860 Atlantic Avenue, Alameda, California (the ‘860 Atlantic Lease’), which credit shall terminate upon April 30, 2006 or the earlier termination of the 860 Atlantic Lease.”

Amendment No. 2

3.	Damaged Window Mullions. Separate from the Landlord’s Work under the Lease, the Landlord shall replace as its sole cost and expense, as soon as reasonably practicable, the window mullions which were damaged during Landlord’s performance of the demolition work in the Premises.

4.	Counterparts. This Amendment may be executed, acknowledged and delivered in any number of counterparts, and each of such counterparts shall constitute an original but all together only one Amendment.

5.	Headings. Any headings or captions preceding the text of the several sections hereof are intended solely for convenience of reference and shall not constitute a part of this Amendment nor shall they affect its meaning, construction or effect.

6.	Reference to Lease. Any and all notices, requests, certificates and other documents or instruments executed and delivered concurrently with or after the execution and delivery of this Amendment may refer to the Lease without making specific reference to this Amendment, but nevertheless all such references shall be deemed to include this Amendment, unless the context shall otherwise require.

7.	Effectiveness of Lease. Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the provisions of the Lease, or any addendum thereto, and the parties hereby ratify and confirm the provisions of the Lease as amended above. In the event of any conflict between the Lease, this Amendment or any other amendment or addendum thereof, the document later in time shall prevail.

8.	Entire Agreement. This Amendment, together with the Lease, sets forth the entire understanding of the parties in connection with the subject matter hereof. There are no agreements between Landlord and Tenant relating to the Lease or the Premises other than those set forth in writing and signed by the parties herein. Neither party hereto has relied on any understanding, representation or warranty not set forth herein, either oral or written, as an inducement to enter into this Amendment.

(Signature page on following page.)

Amendment No. 2

IN WITNESS WHEREOF, Landlord and Tenant have entered into this Amendment as of the Effective Date.

TENANT:		LANDLORD:

XENOGEN CORPORATION, a Delaware corporation		ALAMEDA REAL ESTATE INVESTMENTS a California limited partnership

By:		By:	Vintage Alameda Investments, LP,
a California limited partnership
Name:			its operating general partner

Title:			By:	Vintage Properties - Alameda Commercial,
a California corporation,
By:	/s/ DAVID W. CARTER			its managing general partner

Name:	David W. Carter			By:	/s/ JOSEPH R. SEIGER
				Name:	Joseph R. Seiger
Title:	Chairman & CEO			Title:	President

Amendment No. 2